People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Sterne Agee Financial Institutions
Investor Conference
February 13, 2012

Forward-Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission in this report could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

Trustmark
Banking and Financial Solutions

Trustmark is an integrated provider of banking and financial solutions

At December 31, 2011	
Total Assets	$9.7 billion
Total Loans (HFI and Covered)	$5.9 billion
Total Deposits	$7.6 billion
Market Cap	$1.6 billion
Banking Centers	150

Financial Results	2010	2011
Net Income	$100.6	$106.8
EPS – Diluted	$1.57	$1.66
ROATCE	12.31%	12.25%
ROAA	1.08%	1.11%



TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA

Trustmark ranks in top 4 deposit market share in 75% of the counties served.

Total Shareholder Return
as of December 31, 2011

	TRMK	NASDAQ Bank Index	KBW Regional Bank Index
One Year	1.9%	- 10.5%	- 5.1%
Three Year	28.4%	- 14.5%	- 10.8%
Five Year	- 8.3%	- 46.3%	- 43.5%

People you trust.
Advice that works.

Investment Thesis

Trustmark
Banking and Financial Solutions

- ✓ Proven ability to achieve superior profitability
- ✓ Stable and diversified business mix in attractive markets
- ✓ Effective credit risk management program
- ✓ Opportunities for growth – organic and via disciplined M&A
- ✓ Robust capital position provides strategic flexibility
- ✓ Focused on maximizing long-term shareholder value

Proven Ability to Achieve Superior Profitability

Trustmark
Banking and Financial Solutions

ROAA 2011


1.17%
1.11%
0.52%
0.49%
0.43%
-0.17%
-0.21%
CFR
FHN
STI
SNV

Average ROAA 2007 - 2011


1.33%
1.02%
0.61%
0.21%
-1.39%
CFR
STI
FHN
SNV

ROATCE 2011


13.46%
12.25%
4.71%
CFR
FHN
SNV

Average ROATCE 2007 - 2011


17.72%
9.14%
-4.59%
CFR
SNV

Source: SNL Financial and company reports
(1) 3Q2011YTD metric used as 2011YTD metric was not available

Superior Profitability

...Driven by Strong Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

Net Interest Margin 2011



4.26%
4.25%
3.83%
3.69%
3.54%
3.50%
3.42%
3.22%
3.07%
TRMK
HBHC
CFR
BXS
IBKC
STI
SNV
FHN
RF

Average Net Interest Margin 2007 - 2011



4.28%
4.17%
3.96%
3.72%
3.43%
3.23%
3.19%
3.14%
3.05%
CFR
TRMK
HBHC
BXS
SNV
STI
IBKC
RF
FHN

Efficiency Ratio(1) 2011



59.82%
60.79%
61.14%
61.25%
66.35%
69.06%
69.32%
73.01%
73.27%
CFR
TRMK
SNV
RF
HBHC
STI
BXS
FHN
IBKC

Average Efficiency Ratio (1) 2007 - 2011



56.91%
58.29%
59.66%
60.42%
63.27%
65.15%
67.69%
69.25%
71.87%
TRMK
CFR
SNV
RF
HBHC
BXS
STI
IBKC
FHN

Source: SNL Financial and company reports
(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Strong NIM and Efficiency

Diversified and Stable Business Mix

($ in millions)

Trustmark
Banking and Financial Solutions

Year to Date December 31, 2011

Total Revenue $509


Wealth Management $28
Treasury & Other $49
Insurance $27
Auto/Credit Card $11
Mortgage $51
11%
5%
5%
2%
10%
Memphis, TN 3%
FL Panhandle 3%
Houston, TX 7%
MS – Other 23%
Jackson 31%
Commercial – Retail Banking $343

Total Noninterest Income $160


Service Charges $52
General Banking $31
33%
19%
17%
14%
17%
Mortgage $27
Wealth Management $23
Insurance $27

Fee Income to Total Revenue 31%

Diversified Loan Portfolio

($ in millions)

✓ **Excluding planned runoff in construction and land development and indirect auto portfolios, loans increased $283.0 million in 2010 and $98.9 million in 2011.**



$6,961
$2,071
$4,890
$6,722
$1,686
$5,036
$6,216
$1,229
$4,987
$6,060
$790
$5,270
$5,934
$565
$5,369
2007
2008
2009
2010
2011
Construction, Land and Development
Indirect Loans
All Other Loans

Loans $5,934
(HFI and covered)
December 31, 2011



Other real estate secured $210
4%
Consumer loans $244
5%
Construction, land development and other land loans $478
8%
Other loans $610
10%
Commercial and industrial loans $1,142
18%
Secured by nonfarm, nonresidential properties $1,457
25%
Secured by 1-4 family residential properties $1,793
30%

Prudent Credit Risk Management

($ in millions)

	Quarter Ended					
	12/31/10	3/31/11	6/30/11	9/30/11	12/31/11	YOY % Change
Nonaccrual Loans	$142.9	$126.8	$121.0	$99.6	$110.5	- 22.7%
Other Real Estate	$86.7	$89.2	$90.0	$89.6	$79.1	- 8.8%
Nonperforming Assets	$229.6	$216.0	$211.0	$189.2	$189.5	-17.5%
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.64%	3.50%	3.45%	3.11%	3.08%	- 56 bps
Provision for Loan Losses/Average Loans	0.75%	0.50%	0.54%	0.53%	0.40%	- 35 bps
Net Charge-offs/Average Loans	0.82%	0.51%	0.97%	0.36%	0.40%	- 42 bps

Experienced significant improvement in 2011 credit metrics, including:

- ✓ 22.7% reduction in nonaccruals
- ✓ 17.5% decline in nonperforming assets
- ✓ 19.7% decline in classified loans
- ✓ 16.8 % criticized loans declined

2011 NCOs/Average Loans



0.14%
0.44%
0.54%
0.56%
1.43%
1.72%
1.97%
2.41%
2.81%
IBKC
HBHC
CFR
TRMK
BXS
STI
FHN
RF
SNV

Note: All ratios represented herein exclude covered assets (covered loans and covered ORE).
Source: SNL Financial and company reports

Prudent Credit Management

Attractive, Low Cost Core Deposit Base

($ in millions)

Deposit Trends


$6,824
$7,045
$7,566
22%
22%
23%
23%
27%
2007
2008
2009
2010
2011
Interest Bearing
Noninterest Bearing

4Q 2011 Cost of Interest Bearing Deposits (%)


0.51%
0.54%
0.56%
0.56%
0.59%
0.82%
0.85%
CFR
HBHC
TRMK
RF
FHN
SNV

Source: SNL Financial and company reports

Total Deposits $7,566

December 31, 2011


Time Deposits $2,018
27%
Non-Int Bearing DDA $2,033
27%
Savings $347
5%
MMDA $1,143
15%
Interest checking $2,025
27%

Attractive, Low Cost Core Deposit Base

Robust Capital Position and Attractive Dividend

✓ Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle

Trustmark's Annual Dividend - Last 20 Years



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

Dividend Yield (%)



3.8%
3.5%
3.0%
2.8%
2.8%
1.1%
0.9%
0.5%
0.4%
TRMK
CFR
HBHC
IBKC
SNV
STI
RF
FHN
BXS

(1) Indicated annual dividend as percent of December 30, 2011 closing price
Source: SNL Financial and company reports

Robust Capital Position Provides Strategic Flexibility

Trustmark
Banking and Financial Solutions

- ✓ Continued leadership position in capital strength among mid-cap peers
- ✓ Existing capital base could support $2 billion to $3 billion in additional assets while maintaining appropriate capital ratios.

2011 Peer TCE/TA (%)



9.66%
9.52%
9.05%
8.82%
7.98%
7.96%
7.67%
6.81%
6.57%
TRMK
IBKC
FHN
CFR
STI
HBHC
BXS
SNV
RF

2011 Peer Total Risk Based Capital Ratio



17.89%
16.90%
16.67%
16.50%
16.24%
16.21%
13.70%
13.55%
13.03%
FHN
RF
TRMK
SNV
CFR
IBKC
STI
HBHC
BXS

Capital Management Philosophy

Capital Utilization

Organic Growth

- Support asset growth opportunities as economy improves
- Investments to support revenue growth
- Invest in existing business to further enhance fee income businesses

Acquisitions

- Support selective and disciplined acquisition strategy
    - Traditional M&A
    - FDIC Assisted M&A


Capital Management

Capital Distributions

Dividends

- Continue to provide attractive and secure dividends

Share Repurchase

- Potential buy-back programs to return excess capital to shareholders while maintaining appropriate capital buffer.

Mergers and Acquisitions

Heritage Banking Group – Carthage, MS

- ✓ Acquired from FDIC on April 15, 2011
- ✓ #1 deposit market share in Leake County, 8 branches, 4 of which were consolidated into existing TRMK Offices
- ✓ At acquisition, fair value of loans and deposits of $107.4 million and $204.3 million, respectively.
- ✓ Generated non-recurring after tax bargain purchase gain of $4.6 million and $1.9 million net income from operations in 2011.


TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA
Trustmark
Heritage
Bay Bank

Bay Bank & Trust Co., Panama City, FL

- ✓ Anticipated closing in March 2012
- ✓ In-market transaction creates #2 deposit market share in Bay County
- ✓ Loans and deposits of $116.9 million and $206 .6 million, respectively at December 31, 2011
- ✓ Transaction valued at $22 million, or approximately 85% of tangible book value

Strategic Priorities to Enhance Long-Term Shareholder Value

Trustmark
Banking and Financial Solutions

- ✓ ***Expand revenue base***
- ✓ ***Sustain credit quality improvement***
- ✓ ***Enhance competitive position***
- ✓ ***Capitalize on merger and acquisition opportunities***
- ✓ ***Position for changing regulatory environment***
- ✓ ***Prudent capital management***

People you trust.
Advice that works.

Trustmark

Banking and Financial Solutions

Supplemental Information

Jackson Metro

Trustmark
Banking and Financial Solutions



MADISON
Canton
Natchez Trace Pkwy
Flora
Ross Barnett Reservoir
Madison
Ridgeland
MISSISSIPPI
Clinton
Bolton
HINDS
Raymond
Pearl
Brandon
Pelahatchie
RANKIN
Richland
Florence
Banking center



Trustmark Bank
Trustmark Bank

- Trustmark has $2.1 billion in loans and $3.6 billion in deposits[+]
- Maintain market dominance through cross-selling and retention

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share[++]	TRMK Banking Centers
Hinds	250,044	-0.67%	38.24%	22
Rankin	146,177	9.82%	37.38%	11
Madison	97,343	11.41%	22.48%	9
TOTAL	**493,564**	**4.82%**	**34.81%**	**42**

+ As 12/31/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Houston MSA

Trustmark
Banking and Financial Solutions



Banking center
MONTGOMERY
Shenandoah
The Woodlands
Splendora
LIBERTY
Hempstead
Prairie View
Tomball
Spring Creek
Waller
WALLER
Kingwood
Humble
Lake Houston
TEXAS
Aldine
Jersey Village
Greens Bayou
Sheldon Reservoir
Barrett
San Jacinto
HARRIS
San Felipe
Brookshire
Katy
AUSTIN
I-10 Hov Ln
Bunker Hill Village
Spring Valley
Piney Point Village
Houston
Jacinto City
Highlands
Channelview
Baytown
Galena Park
Pasadena
Bellaire
Simonton
Wallis
Sugar Land
Brays Bayou
Stafford
South Houston
Deer Park
La Porte
Armand Bayou
Richmond
Missouri City
Taylor Lake Village
WHARTON
FORT BEND
Rosenberg
East Bernard
Pearland
BRAZORIA
Webster
Friendswood
Clear Creek
Smithers Lake
Manvel
GALVESTON



Trustmark Bank

- Trustmark has $791 million in loans and $454 million in deposits+
- Building stronger commercial, retail, and wealth management platforms

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,017,013	10.46%	0.31%	16

+ As of 12/31/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Memphis MSA


Trustmark


Rosemark
Millington
385
204
Arlington
Loosahatchie
TENNESSEE
Lakeland
205
Marion
51
64
Somerville
Bartlett
15
14
Eads
40
Memphis
Fisherville
Williston
177
FAYETTE
Germantown
Lake McKellar
240
Collierville
Rossville Junction
385
175
SHELBY
Southaven
Olive Branch
Horn Lake
302
Memphis
72
78
MARSHALL
Byhalia
DE SOTO
55
Hernando
Coldwater
MISSISSIPPI
Banking center

- Trustmark has $355 million in loans and $682 million in deposits+
- Focus on middle market commercial and real estate lending

Market	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,325,833	4.28%	2.78%	22

+ As of 12/31/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Florida Panhandle

Trustmark
Banking and Financial Solutions


Trustmark


OKALOOSA
FLORIDA
WALTON
WASHINGTON
BAY
Niceville
Valparaiso
Fort Walton Beach
Destin
Choctawhatchee Bay
Miramar Beach
Santa Rosa Beach
Freeport
Redbay
Vernon
Wausau
Laguna Beach
Panama City Beach
Panama City
West Bay
Southport
Lynn Haven
Hiland Park
Cedar Grove
Springfield
Callaway
Parker
HOLMES

- **Trustmark has $365 million in loans and $225 million in deposits+**
- **Cross-sell to Fisher Brown Bottrell commercial insurance customers**
- **Focus on commercial lending and expansion of wealth management**

County	2010 Population	2010-15 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,196	2.72%	4.42%	4
Okaloosa	191,856	3.29%	1.61%	1
Walton	57,960	9.34%	7.78%	3
Total	**420,012**	**3.89%**	**3.42%**	**8**

+ As of 12/31/2011
++ As of 6/30/2011
Source: SNL Financial and ESRI

Contact Information

Trustmark Banking and Financial Solutions

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com